Exhibit 99.1

Hoku’s Board of Directors Forms Restructuring Committee

Hoku’s CEO to resign and assume chairmanship of restructuring committee

Hoku exploring possible sale of Hoku Solar

HONOLULU, HI, June 15, 2012 -- Hoku Corporation (NASDAQ: HOKU), a solar energy products and services company, today announced that its board of directors has formed a five-member committee to oversee and direct the Company’s efforts to restructure its liabilities.  Scott Paul, an executive officer of Hoku Corporation since 2003, and the Company’s chief executive officer since 2010, will resign as CEO on June 30, and continue as a director and chairman of the newly formed restructuring committee.  “Jeremy” Xiaoming Yin, the Company’s president since early 2011, will begin reporting directly to the board of directors as the acting chief executive officer.

“One purpose of the restructuring committee is to ensure independent oversight of the restructuring process,” said Scott Paul.  “In order to dedicate the proper focus and attention to this responsibility, I have decided to step down as CEO.  I have the utmost confidence in Jeremy’s ability to lead Hoku.”

Hoku Corporation also announced that it is exploring opportunities to sell Hoku Solar, the Company’s wholly owned subsidiary that markets and installs turnkey photovoltaic systems and provides related services in Hawaii.

“While we explore this opportunity, Hoku Solar will continue normal operations as a provider of investment-grade PV in Hawaii,” said Paul.  “Under the continuing leadership of Jerrod Schreck, Hoku Solar remains focused on developing and delivering value-engineered, top-performing solar energy facilities for its commercial, institutional and utility clients. Hoku Solar is actively building several of the largest utility-scale photovoltaic projects in the State of Hawaii, and we believe there is substantial value that could be realized for the benefit of Hoku Corporation’s stakeholders.”

About Hoku Corporation

Hoku Corporation (NASDAQ: HOKU) is a solar energy products and services company with two business units: Hoku Materials and Hoku Solar.  For more information, visit www.hokucorp.com. Hoku, Hoku Solar, and the Hoku Corporation logo are trademarks of Hoku Corporation, and Hoku Materials is the trademark of Hoku Materials, Inc., all rights reserved. All other trademarks, trade names and service marks appearing in this press release are the property of their respective holders. ©Copyright 2012, Hoku Corporation, all rights reserved.

Forward-Looking Statements

This press release contains forward-looking statements that involve many risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, time frames or achievements to be materially different from any future results, performance, time frames or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the Company's ability to restructure its liabilities and the liabilities of Hoku Materials, the possible sale of Hoku Solar, Hoku Solar’s ability to continue its business operations, and the risks, uncertainties and other factors disclosed in the Company's most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements. In evaluating these statements, you should specifically consider the risks described in the Company's filings with the Securities and Exchange Commission, as applicable. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Monica Salter, Bennet Group
Tel: 808-265-0073
Email: monica@bennetgroup.com

Investor Relations Inquiries:
Hoku Corporation
Tel: 808-682-7800
Email: ir@hokucorp.com

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